UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Vanda Pharmaceuticals Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2018

VANDA PHARMACEUTICALS INC.

(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-34186	03-0491827
(Commission File No.)	(IRS Employer Identification No.)

2200 Pennsylvania Avenue NW

Suite 300E

Washington, DC 20037

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (202) 734-3400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth in Item 3.03 related to the Amendment (as defined therein) is incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

The information set forth in Item 3.03 related to the Amendment is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

On June 1, 2018, the Board of Directors of Vanda Pharmaceuticals Inc. (the “Company”) voted to terminate the Company’s Rights Agreement as described below. Also, the Company and American Stock Transfer and Trust Company (the “Rights Agent”), have executed an Amendment (the “Amendment”), dated as of June 1, 2018, to that certain Rights Agreement dated as of September 25, 2008, between the Company and the Rights Agent (the “Rights Agreement”), regarding the Company’s preferred stock purchase rights (the “Rights”).

The Amendment will have the effect of causing the Rights Agreement and the Rights to terminate on June 1, 2018.

The description contained herein of the Amendment is qualified in its entirety by reference to the terms of such document, which is attached hereto as an exhibit and incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

4.1	Amendment to Rights Agreement, dated June 1, 2018, between the Company and American Stock Transfer and Trust Company, as Rights Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2018	VANDA PHARMACEUTICALS INC.

	By:	/s/ James P. Kelly
	Name:	James P. Kelly
	Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary

Exhibit 4.1

AMENDMENT TO RIGHTS AGREEMENT

Amendment, dated as of June 1, 2018 (this “Amendment”), by and between Vanda Pharmaceuticals Inc. (the “Company”) and American Stock Transfer and Trust Company, as duly appointed rights agent (the “Rights Agent”) to the Rights Agreement, dated as of September 25, 2008 (the “Rights Agreement”), by and between the Company and the Rights Agent.

WHEREAS, the parties hereto desire to amend the Rights Agreement to advance the Final Expiration Date of the Rights Agreement to June 1, 2018; and

WHEREAS, pursuant to Section 27 of the Rights Agreement, on June 1, 2018, the Board of Directors of the Company approved an amendment to the Rights Agreement;

NOW, THEREFORE, the parties hereto agree as follows:

1.    The definition of “Final Expiration Date” set forth in Section 7(a) of the Rights Agreement is hereby amended and restated in its entirety as follows:

“(a) Except as otherwise provided herein, the Rights shall become exercisable on the Distribution Date, and thereafter the registered holder of any Right Certificate may, subject to Section 11(a)(ii) hereof and except as otherwise provided herein, exercise the Rights evidenced thereby in whole or in part upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the office or agency of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one one-thousandths of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which the Rights are exercised, at any time which is both after the Distribution Date and prior to the time (the “Expiration Date”) that is the earliest of (i) the Close of Business on June 1, 2018 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the “Redemption Date”) or (iii) the time at which such Rights are exchanged as provided in Section 24 hereof.”

2.    Exhibits A, B and C to the Rights Agreement shall be deemed amended in a manner consistent with this Amendment.

3.    Capitalized terms used without other definition in this Amendment are used as defined in the Rights Agreement.

4.    This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts negotiated, made and to be performed entirely therein.

5.    The Rights Agreement will not otherwise be supplemented or amended by virtue of this Amendment, but will remain in full force and effect until the Final Expiration Date.

6.    This Amendment shall be executed in any number of counterparts and each of such counterparts will for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument. A signature to this Agreement transmitted electronically will have the same authority, effect and enforceability as an original signature.

7.    This Amendment shall be effective as of the date first above written and all references to the Rights Agreement shall, from and after such time, be deemed to be references to the Rights Agreement as amended hereby.

8.    The undersigned officer of the Company, being duly authorized on behalf of the Company, hereby certifies in his or her capacity as an officer on behalf of the Company to the Rights Agent that this Amendment is in compliance with the terms of Section 27 of the Rights Agreement.

9.    By its execution and delivery hereof, the Company directs the Rights Agent to execute this Amendment.

IN WITNESS WHEREOF, this Amendment has been duly executed by the Company and the Rights Agent as of the effective time stated above.

VANDA PHARMACEUTICALS INC.

By:	/s/ Mihael H. Polymeropoulos
Name:	Mihael H. Polymeropoulos
Title:	President and Chief Executive Officer

AMERICAN STOCK TRANSFER AND TRUST COMPANY as Rights Agent

By:	/s/ Carlos Pinto
Name:	Carlos Pinto
Title:	Senior Vice President